POWERSHARES ACTIVELY MANAGED

EXCHANGE-TRADED COMMODITY FUND TRUST

SUPPLEMENT DATED OCTOBER 8, 2015 TO THE

PROSPECTUS DATED NOVEMBER 4, 2014

Effective December 7, 2015, the principal investment strategy of the PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio (the “Fund”) will change, subject to regulatory approvals, to permit the Fund to invest in a variety of additional securities and instruments beyond those presently disclosed in the prospectus. Specifically, the Fund and its wholly-owned subsidiary, as applicable, will be permitted to invest as follows:

•	the Fund, which already may invest in exchange-traded funds, exchange-traded notes (“ETNs”) and commodity pools, also will be permitted to invest in: (i) other investment companies, to the extent permitted by the Investment Company Act of 1940, as amended; and (ii) exchange-traded commodity-linked equity securities; and

•	the subsidiary, which already may invest in futures contracts on underlying commodities (“Commodities Futures”), also will be permitted to invest in: (i) exchange-traded futures contracts on commodity indices; (ii) commodity-linked notes; (iii) ETNs; (iv) exchange-traded options on Commodities Futures; (v) centrally-cleared or over the counter swaps on commodities; and (vi) commodity-related forward contracts, each of which provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

Except for these changes, the Fund’s investment strategies and permissible investments remain unchanged. The Fund’s investment objective and investment restrictions also will not change.

Please Retain This Supplement For Future Reference.

P-PDBC-PRO-1 SUP-1 100815